                                                                    Exhibit 99.2

                CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
                    AS ADOPTED PURSUANT TO SECTION 906 OF THE
                           SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of J. Crew Group, Inc. and J. Crew Operating Corp. (collectively, the "Company") of Form 10-Q for the period ending November 2, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Scott M. Rosen, Executive Vice - President and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



                                            By:  /s/ Scott M. Rosen
                                               --------------------------------
                                               Scott M. Rosen
                                               Executive Vice - President and
                                               Chief Financial Officer
                                               December 5, 2002